STOCK PURCHASE AGREEMENT AND SHARE EXCHANGE


                                  by and among

                           CHAMPIONLYTE HOLDINGS, INC.


                              a Florida Corporation


                                       and

                        CARGO CONNECTION LOGISTICS CORP.

                             a Delaware Corporation

                                       and

                           MID-COAST MANAGEMENT, INC.

                             an Illinois Corporation





                          effective as of May 10, 2005

                   STOCK PURCHASE AGREEMENT AND SHARE EXCHANGE

      THIS STOCK PURCHASE AGREEMENT AND SHARE EXCHANGE, made and entered into this 10th day of May, 2005 by and among Championlyte Holdings, Inc., a Florida Corporation with its principal place of business located at 3450 Park Central Blvd., N. Pompano Beach, Florida 33064 ("Championlyte" or the "Company"); Cargo Connection Logistics Corp., a Delaware Corporation with its principal place of business at 600 Bayview Avenue, Inwood, NY 11096 ("Cargo Connection"); Mid-Coast Management, Inc., an Illinois Corporation with its principal place of business at 600 Bayview Avenue, Inwood, NY 11096 ("Mid-Coast"); the shareholders of both Cargo Connection and Mid-Coast ("Shareholders") as set forth on Exhibit A attached hereto (collectively Cargo Connection, Mid-Coast and the Shareholders shall be known as the "Acquisition Group").

                                    Premises

      A. This Agreement provides for the acquisition of Cargo Connection and Mid-Coast whereby Cargo Connection and Mid-Coast shall become a wholly owned subsidiary of Championlyte and in connection therewith, the issuance to the Shareholders of a total of amount of the Company's common stock equal to seventy (70%) percent of the issued and outstanding shares of the Company (currently the Company has 46,106,110 shares issued and outstanding).

      B. The boards of directors of Championlyte, Cargo Connection and Mid-Coast have determined, subject to the terms and conditions set forth in this Agreement, that the transaction contemplated hereby is desirable and in the best interests of their stockholders, respectively. This Agreement is being entered into for the purpose of setting forth the terms and conditions of the proposed acquisition.

                                    Agreement

      NOW, THEREFORE, on the stated premises and for and in consideration of the mutual covenants and agreements hereinafter set forth and the mutual benefits to the parties to be derived here from, it is hereby agreed as follows:

                                    ARTICLE I
                  REPRESENTATIONS, COVENANTS AND WARRANTIES OF
                           CHAMPIONLYTE HOLDINGS INC.

      As an inducement to and to obtain the reliance of Mid-Coast and Cargo Connection, Championlyte represents and warrants as follows:

      Section 1.1 Organization. Championlyte is a corporation duly organized, validly existing, and in good standing under the laws of Florida and has the corporate power and is duly authorized, qualified, franchised and licensed under all applicable laws, regulations, ordinances and orders of public authorities to own all of its properties and assets and to carry on its business in all material respects as it is now being conducted, including qualification to do business as a foreign corporation in the jurisdiction in which the character and location of the assets owned by it or the nature of the business transacted by it requires qualification. Included in the Schedules attached hereto (hereinafter defined) are complete and correct copies of the articles of incorporation, bylaws and amendments thereto as in effect on the date hereof. The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated by this Agreement in accordance with the terms hereof, will not violate any provision of Championlyte's articles of incorporation or bylaws. Championlyte has full power, authority and legal right and has taken all action required by law, its articles of incorporation, its bylaws or otherwise to authorize the execution and delivery of this Agreement.


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

      Section 1.2 Capitalization. The authorized capitalization of Championlyte consists of 200,000,000 Common Shares, $0.001 par value per share, and four (4) Classes of Preferred Stock Authorized. Schedule 1.2 sets forth a complete description of all of the classes of authorized and issued shares of Preferred Stock. As of the Closing Date, Championlyte has 46,106,110 common shares issued and outstanding.

      All issued and outstanding shares are legally issued, fully paid and nonassessable and are not issued in violation of the preemptive or other rights of any person. Other than as set forth in Schedule 1.2, Championlyte has no securities, warrants or options authorized or issued.

      Section 1.3 Subsidiaries. Championlyte has no subsidiaries.

      Section 1.4 Tax Matters: Books and Records.

      (a) The books and records, financial and others, of Championlyte are in all material respects complete and correct and have been maintained in accordance with good business accounting practices; and

      (b) Championlyte has no liabilities with respect to the payment of any country, federal, state, county, or local taxes (including any deficiencies, interest or penalties).

      (c) Championlyte shall remain responsible for all debts incurred by Championlyte prior to the date of closing. Attached as Schedule 1.4 is a copy of the outstanding convertible debenture between Championlyte and David Goldberg in the amount of $192,492.86.

      Section 1.5 Litigation and Proceedings. Except as set forth on Schedule 1.5, there are no actions, suits, proceedings or investigations pending or threatened by or against or affecting Championlyte or its properties, at law or in equity, before any court or other governmental agency or instrumentality, domestic or foreign or before any arbitrator of any kind that would have a material adverse affect on the business, operations, financial condition or income of Championlyte. Championlyte is not in default with respect to any judgment, order, writ, injunction, decree, award, rule or regulation of any court, arbitrator or governmental agency or instrumentality or of any circumstances which, after reasonable investigation, would result in the discovery of such a default.

      Section 1.6 Material Contract Defaults. Championlyte is not in default in any material respect under the terms of any outstanding contract, agreement, lease or other commitment which is material to the business, operations, properties, assets or condition of Championlyte, and there is no event of default in any material respect under any such contract, agreement, lease or other commitment in respect of which Championlyte has not taken adequate steps to prevent such a default from occurring.

      Section 1.7 Information. The information concerning Championlyte as set forth in this Agreement and in the attached Schedules is complete and accurate in all material respects and does not contain any untrue statement of a material fact or omit to state a material fact required to make the statements made in light of the circumstances under which they were made, not misleading. Championlyte's filings with the SEC are complete and accurate in all material respects and do not contain any untrue statement of a material fact or omit to state a material fact required to make the statements made in light of the circumstances under which they were made, not misleading.


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

      Section 1.8 Title and Related Matters. Championlyte has good and marketable title to and is the sole and exclusive owner of all of its properties, inventory, interest in properties and assets, real and personal (collectively, the "Assets") free and clear of all liens, pledges, charges or encumbrances. Championlyte owns free and clear of any liens, claims, encumbrances, royalty interests or other restrictions or limitations of any nature whatsoever and all procedures, techniques, marketing plans, business plans, methods of management or other information utilized in connection with Championlyte's business. No third party has any right to, and Championlyte has not received any notice of infringement of or conflict with asserted rights of other with respect to any product, technology, data, trade secrets, know-how, proprietary techniques, trademarks, service marks, trade names or copyrights which, singly on in the aggregate, if the subject of an unfavorable decision ruling or finding, would have a materially adverse affect on the business, operations, financial conditions or income of Championlyte or any material portion of its properties, assets or rights.

      Section 1.9 Contracts On the closing date:

      (a) There are no material contracts, agreements franchises, license agreements, or other commitments to which Championlyte is a party or by which it or any of its properties are bound:

      (b) Championlyte is not a party to any contract, agreement, commitment or instrument or subject to any charter or other corporate restriction or any judgment, order, writ, injunction, decree or award materially and adversely affects, or in the future may (as far as Championlyte can now foresee) materially and adversely affect, the business, operations, properties, assets or conditions of Championlyte; and

      (c) Championlyte is not a party to any material oral or written: (I) contract for the employment of any officer or employee; (ii) profit sharing, bonus, deferred compensation, stock option, severance pay, pension benefit or retirement plan, agreement or arrangement covered by Title IV of the Employee Retirement Income Security Act, as amended; (iii) agreement, contract or indenture relating to the borrowing of money; (iv) guaranty of any obligation for the borrowing of money or otherwise, excluding endorsements made for collection and other guaranties, of obligations, which, in the aggregate exceeds $1,000; (v) consulting or other contract with an unexpired term of more than one year or providing for payments in excess of $10,000 in the aggregate; (vi) collective bargaining agreement; (vii) contract, agreement or other commitment involving payments by it for more than $10,000 in the aggregate.

      Section 1.10 Compliance With Laws and Regulations. To the best of Championlyte's knowledge and belief, Championlyte has complied with all applicable statutes and regulations of any federal, state or other governmental entity or agency thereof, except to the extent that noncompliance would not materially and adversely affect the business, operations, properties, assets or condition of Championlyte or would not result in Championlyte incurring material liability.

      Section 1.11 Insurance. All of the insurable properties of Championlyte are insured for Championlyte`s benefit under valid and enforceable policy or policies containing substantially equivalent coverage and will be outstanding and in full force at the Closing Date.

      Section 1.12 Approval of Agreement. The directors of Championlyte have authorized the execution and delivery of the Agreement by and have approved the transactions contemplated hereby.

      Section 1.13 Material Transactions or Affiliations. There are no material contracts or agreements of arrangement between Championlyte and any person, who was at the time of such contract, agreement or arrangement an officer, director or person owning of record, or known to beneficially own ten percent (10%) or more of the issued and outstanding Common Shares of Championlyte and which is to be performed in whole or in part after the date hereof. Championlyte has no commitment, whether written or oral, to lend any funds to, borrow any money from or enter into material transactions with any such affiliated person.

      Section 1.14 No Conflict With Other Instruments. The execution of this Agreement and the consummation of the transactions contemplated by this Agreement will not result in the breach of any term or provision of, or constitute an event of default under, any material indenture, mortgage, deed of trust or other material contract, agreement or instrument to which Championlyte is a party or to which any of its properties or operations are subject.

      Section 1.15 Governmental Authorizations. Championlyte has all licenses, franchises, permits or other governmental authorizations legally required to enable it to conduct its business in all material respects as conducted on the date hereof. Except for compliance with federal and state securities and Championlyte laws, as hereinafter provided, no authorization, approval, consent or order of, or registration, declaration or filing with, any court or other governmental body is required in connection with the execution and delivery by Championlyte of this Agreement and the consummation of the transactions contemplated hereby.


                                   ARTICLE II
                  REPRESENTATIONS, COVENANTS AND WARRANTIES OF
                        CARGO CONNECTION LOGISTICS CORP.

      As an inducement to, and to obtain the reliance of Championlyte, Cargo Connection represents and warrants as follows:

      Section 2.1 Organization. Cargo Connection is a corporation duly organized, validly existing and in good standing under the laws of Delaware and has the corporate power and is duly authorized, qualified, franchised and licensed under all applicable laws, regulations, ordinances and orders of public authorities to own all of its properties and assets and to carry on its business in all material respects as it is now being conducted, including qualification to do business as a foreign entity in the country or states in which the character and location of the assets owned by it or the nature of the business transacted by it requires qualification. Included in the Attached Schedules (as hereinafter defined) are complete and correct copies of the articles of incorporation, bylaws and amendments thereto as in effect on the date hereof. The execution and delivery of this Agreement does not and the consummation of the transactions contemplated by this Agreement in accordance with the terms hereof will not, violate any provision of Cargo Connection's certificate of incorporation or bylaws. Cargo Connection has full power, authority and legal right and has taken all action required by law, its articles of incorporation, bylaws or otherwise to authorize the execution and delivery of this Agreement.


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

      Section 2.2 Capitalization. The authorized capitalization of Cargo Connection consists of 51,000,000 shares of common stock, $.001 par value and no preferred shares. As of the date hereof, there are 352 16/17 shares issued and outstanding.

      All issued and outstanding common shares have been legally issued, fully paid, are nonassessable and not issued in violation of the preemptive rights of any other person. Cargo Connection has no other securities, warrants or options authorized or issued.

      Section 2.3 Subsidiaries. Cargo Connection has no subsidiaries.

      Section 2.4 Tax Matters; Books & Records

      (a) The books and records, financial and others, of Cargo Connection are in all material respects complete and correct and have been maintained in accordance with good business accounting practices; and

      (b) Cargo Connection has no liabilities with respect to the payment of any country, federal, state, county, local or other taxes (including any deficiencies, interest or penalties).

      (c) Cargo Connection shall remain responsible for all debts incurred prior to the closing.

      Section 2.5 Information. The information concerning Cargo Connection as set forth in this Agreement and in the attached Schedules is complete and accurate in all material respects and does not contain any untrue statement of a material fact or omit to state a material fact required to make the statements made, in light of the circumstances under which they were made, not misleading.

      Section 2.6 Title and Related Matters. Cargo Connection has good and marketable title to and is the sole and exclusive owner of all of its properties, inventory, interests in properties and assets, real and personal (collectively, the "Assets") free and clear of all liens, pledges, charges or encumbrances. Except as set forth in the Schedules attached hereto, Cargo Connection owns free and clear of any liens, claims, encumbrances, royalty interests or other restrictions or limitations of any nature whatsoever and all procedures, techniques, marketing plans, business plans, methods of management or other information utilized in connection with Cargo Connection' business. Except as set forth in the attached Schedules, no third party has any right to, and Cargo Connection has not received any notice of infringement of or conflict with asserted rights of others with respect to any product, technology, data, trade secrets, know-how, proprietary techniques, trademarks, service marks, trade names or copyrights which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a materially adverse affect on the business, operations, financial conditions or income of Cargo Connection or any material portion of its properties, assets or rights.

      Section 2.7 Litigation and Proceedings. There are no actions, suits or proceedings pending or threatened by or against or affecting Cargo Connection, at law or in equity, before any court or other governmental agency or instrumentality, domestic or foreign or before any arbitrator of any kind that would have a material adverse effect on the business, operations, financial condition, income or business prospects of Cargo Connection. Cargo Connection does not have any knowledge of any default on its part with respect to any judgment, order, writ, injunction, decree, award, rule or regulation of any court, arbitrator or governmental agency or instrumentality.


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

      Section 2.8 Contracts. On the Closing Date:

      (a) There are no material contracts, agreements, franchises, license agreements, or other commitments to which Cargo Connection is a party or by which it or any of its properties are bound;

      (b) Cargo Connection is not a party to any contract, agreement, commitment or instrument or subject to any charter or other corporate restriction or any judgment, order, writ, injunction, decree or award which materially and adversely affects, or in the future may (as far as Cargo Connection can now foresee) materially and adversely affect, the business, operations, properties, assets or conditions of Cargo Connection; and

      (c) Cargo Connection is not a party to any material oral or written: (i) contract for the employment of any officer or employee; (ii) profit sharing, bonus, deferred compensation, stock option, severance pay, pension, benefit or retirement plan, agreement or arrangement covered by Title IV of the Employee Retirement Income Security Act, as amended; (iii) agreement, contract or indenture relating to the borrowing of money; (iv) guaranty of any obligation for the borrowing of money or otherwise, excluding endorsements made for collection and other guaranties of obligations, which, in the aggregate exceeds $1,000; (v) consulting or other contract with an unexpired term of more than one year or providing for payments in excess of $10,000 in the aggregate; (vi) collective bargaining agreement; (vii) contract, agreement, or other commitment involving payments by it for more than $10,000 in the aggregate.

      Section 2.9 No Conflict With Other Instruments. The execution of this Agreement and the consummation of the transactions contemplated by this Agreement will not result in the breach of any term or provision of, or constitute an event of default under, any material indenture, mortgage, deed of trust or other material contract, agreement or instrument to which Cargo Connection is a party or to which any of its properties or operations are subject.

      Section 2.10 Material Contract Defaults. To the best of Cargo Connection's knowledge and belief, it is not in default in any material respect under the terms of any outstanding contract, agreement, lease or other commitment which is material to the business, operations, properties, assets or condition of Cargo Connection, and there is no event of default in any material respect under any such contract, agreement, lease or other commitment in respect of which Cargo Connection has not taken adequate steps to prevent such a default from occurring.

      Section 2.11 Governmental Authorizations. To the best of Cargo Connection's knowledge, Cargo Connection has all licenses, franchises, permits and other governmental authorizations that are legally required to enable it to conduct its business operations in all material respects as conducted on the date hereof. Except for compliance with federal and state securities or Championlyte laws, no authorization, approval, consent or order of, or registration, declaration or filing with, any court or other governmental body is required in connection with the execution and delivery by Cargo Connection of the transactions contemplated hereby.


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

      Section 2.12 Compliance With Laws and Regulations. To the best of Cargo Connection's knowledge and belief, Cargo Connection has complied with all applicable statutes and regulations of any federal, state or other governmental entity or agency thereof, except to the extent that noncompliance would not materially and adversely affect the business, operations, properties, assets or condition of Cargo Connection or would not result in Cargo Connection's incurring any material liability.

      Section 2.13 Insurance. All of the insurable properties of Cargo Connection are insured for Cargo Connection's benefit under valid and enforceable policy or policies containing substantially equivalent coverage and will be outstanding and in full force at the Closing Date.

      Section 2.14 Approval of Agreement. The directors of Cargo Connection have authorized the execution and delivery of the Agreement and have approved the transactions contemplated hereby.

      Section 2.15 Material Transactions or Affiliations. As of the Closing Date, there will exist no material contract, agreement or arrangement between Cargo Connection and any person who was at the time of such contract, agreement or arrangement an officer, director or person owning of record, or known by Cargo Connection to own beneficially, ten percent (10%) or more of the issued and outstanding Common Shares of Cargo Connection and which is to be performed in whole or in part after the date hereof except with regard to an agreement with the Cargo Connection shareholders providing for the distribution of cash to provide for payment of federal and state taxes on Subchapter S income. Cargo Connection has no commitment, whether written or oral, to lend any funds to, borrow any money from or enter into any other material transactions with, any such affiliated person.

                                   ARTICLE III
                  REPRESENTATIONS, COVENANTS AND WARRANTIES OF
                           MID-COAST MANAGEMENT, INC.

      As an inducement to, and to obtain the reliance of Championlyte, Mid-Coast represents and warrants as follows:

      Section 3.1 Organization. Mid-Coast is a corporation duly organized, validly existing and in good standing under the laws of Illinois and has the corporate power and is duly authorized, qualified, franchised and licensed under all applicable laws, regulations, ordinances and orders of public authorities to own all of its properties and assets and to carry on its business in all material respects as it is now being conducted, including qualification to do business as a foreign entity in the country or states in which the character and location of the assets owned by it or the nature of the business transacted by it requires qualification. Included in the Attached Schedules (as hereinafter defined) are complete and correct copies of the articles of incorporation, bylaws and amendments thereto as in effect on the date hereof. The execution and delivery of this Agreement does not and the consummation of the transactions contemplated by this Agreement in accordance with the terms hereof will not, violate any provision of Mid-Coast's certificate of incorporation or bylaws. Mid-Coast has full power, authority and legal right and has taken all action required by law, its articles of incorporation, bylaws or otherwise to authorize the execution and delivery of this Agreement.

      Section 3.2 Capitalization. The authorized capitalization of Mid-Coast consists of 10,000 shares, $.01 par value and no preferred shares. As of the date hereof, there are $3,000 shares issued and outstanding.


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

      All issued and outstanding common shares have been legally issued, fully paid, are nonassessable and not issued in violation of the preemptive rights of any other person. Mid-Coast has no other securities, warrants or options authorized or issued.

      Section 3.3 Subsidiaries. Mid-Coast has no subsidiaries.

      Section 3.4 Tax Matters; Books & Records

      (d) The books and records, financial and others, of Mid-Coast are in all material respects complete and correct and have been maintained in accordance with good business accounting practices; and

      (e) Mid-Coast has no liabilities with respect to the payment of any country, federal, state, county, local or other taxes (including any deficiencies, interest or penalties).

      (f) Mid-Coast shall remain responsible for all debts incurred prior to the closing.

      Section 3.5 Information. The information concerning Mid-Coast as set forth in this Agreement and in the attached Schedules is complete and accurate in all material respects and does not contain any untrue statement of a material fact or omit to state a material fact required to make the statements made, in light of the circumstances under which they were made, not misleading.

      Section 3.6 Title and Related Matters. Mid-Coast has good and marketable title to and is the sole and exclusive owner of all of its properties, inventory, interests in properties and assets, real and personal (collectively, the "Assets") free and clear of all liens, pledges, charges or encumbrances. Except as set forth in the Schedules attached hereto, Mid-Coast owns free and clear of any liens, claims, encumbrances, royalty interests or other restrictions or limitations of any nature whatsoever and all procedures, techniques, marketing plans, business plans, methods of management or other information utilized in connection with Mid-Coast's business. Except as set forth in the attached Schedules, no third party has any right to, and Mid-Coast has not received any notice of infringement of or conflict with asserted rights of others with respect to any product, technology, data, trade secrets, know-how, proprietary techniques, trademarks, service marks, trade names or copyrights which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a materially adverse affect on the business, operations, financial conditions or income of Mid-Coast or any material portion of its properties, assets or rights.

      Section 3.7 Litigation and Proceedings. There are no actions, suits or proceedings pending or threatened by or against or affecting Mid-Coast, at law or in equity, before any court or other governmental agency or instrumentality, domestic or foreign or before any arbitrator of any kind that would have a material adverse effect on the business, operations, financial condition, income or business prospects of Mid-Coast. Mid-Coast does not have any knowledge of any default on its part with respect to any judgment, order, writ, injunction, decree, award, rule or regulation of any court, arbitrator or governmental agency or instrumentality.

      Section 3.8 Contracts. On the Closing Date:

      (d) There are no material contracts, agreements, franchises, license agreements, or other commitments to which Mid-Coast is a party or by which it or any of its properties are bound;

      (e) Mid-Coast is not a party to any contract, agreement, commitment or instrument or subject to any charter or other corporate restriction or any judgment, order, writ, injunction, decree or award which materially and adversely affects, or in the future may (as far as Mid-Coast can now foresee) materially and adversely affect, the business, operations, properties, assets or conditions of Mid-Coast; and

      (f) Mid-Coast is not a party to any material oral or written: (i) contract for the employment of any officer or employee; (ii) profit sharing, bonus, deferred compensation, stock option, severance pay, pension, benefit or retirement plan, agreement or arrangement covered by Title IV of the Employee Retirement Income Security Act, as amended; (iii) agreement, contract or indenture relating to the borrowing of money; (iv) guaranty of any obligation for the borrowing of money or otherwise, excluding endorsements made for collection and other guaranties of obligations, which, in the aggregate exceeds $1,000; (v) consulting or other contract with an unexpired term of more than one year or providing for payments in excess of $10,000 in the aggregate; (vi) collective bargaining agreement; (vii) contract, agreement, or other commitment involving payments by it for more than $10,000 in the aggregate.

      Section 3.9 No Conflict With Other Instruments. The execution of this Agreement and the consummation of the transactions contemplated by this Agreement will not result in the breach of any term or provision of, or constitute an event of default under, any material indenture, mortgage, deed of trust or other material contract, agreement or instrument to which Mid-Coast is a party or to which any of its properties or operations are subject.

      Section 3.10 Material Contract Defaults. To the best of Mid-Coast's knowledge and belief, it is not in default in any material respect under the terms of any outstanding contract, agreement, lease or other commitment which is material to the business, operations, properties, assets or condition of Mid-Coast, and there is no event of default in any material respect under any such contract, agreement, lease or other commitment in respect of which Mid-Coast has not taken adequate steps to prevent such a default from occurring.

      Section 3.11 Governmental Authorizations. To the best of Mid-Coast's knowledge, Mid-Coast has all licenses, franchises, permits and other governmental authorizations that are legally required to enable it to conduct its business operations in all material respects as conducted on the date hereof. Except for compliance with federal and state securities or Championlyte laws, no authorization, approval, consent or order of, or registration, declaration or filing with, any court or other governmental body is required in connection with the execution and delivery by Mid-Coast of the transactions contemplated hereby.

      Section 3.12 Compliance With Laws and Regulations. To the best of Mid-Coast's knowledge and belief, Mid-Coast has complied with all applicable statutes and regulations of any federal, state or other governmental entity or agency thereof, except to the extent that noncompliance would not materially and adversely affect the business, operations, properties, assets or condition of Mid-Coast or would not result in Mid-Coast's incurring any material liability.

      Section 3.13 Insurance. All of the insurable properties of Mid-Coast are insured for Mid-Coast`s benefit under valid and enforceable policy or policies containing substantially equivalent coverage and will be outstanding and in full force at the Closing Date.

      Section 3.14 Approval of Agreement. The directors of Mid-Coast have authorized the execution and delivery of the Agreement and have approved the transactions contemplated hereby.

      Section 3.15 Material Transactions or Affiliations. As of the Closing Date, there will exist no material contract, agreement or arrangement between Mid-Coast and any person who was at the time of such contract, agreement or arrangement an officer, director or person owning of record, or known by Mid-Coast to own beneficially, ten percent (10%) or more of the issued and outstanding Common Shares of Mid-Coast and which is to be performed in whole or in part after the date hereof except with regard to an agreement with the Mid-Coast shareholders providing for the distribution of cash to provide for payment of federal and state taxes on Subchapter S income. Mid-Coast has no commitment, whether written or oral, to lend any funds to, borrow any money from or enter into any other material transactions with, any such affiliated person.

                                   ARTICLE IV
                   EXCHANGE PROCEDURE AND OTHER CONSIDERATION

      Section 4.1 Share Exchange/Delivery of Cargo Connection and Mid-Coast. On the Closing Date, the holders of all of the Cargo Connection and Mid-Coast Common Shares shall deliver to Championlyte (i) certificates or other documents evidencing all of the issued and outstanding Cargo Connection and Mid-Coast Common Shares, duly endorsed in blank or with executed power attached thereto in transferable form. On the Closing Date, all previously issued and outstanding Common Shares of Cargo Connection and Mid-Coast shall be transferred to Championlyte, so that Cargo Connection and Mid-Coast shall become wholly owned subsidiaries of Championlyte.

      Section 4.2 Issuance of Championlyte Common Shares. In exchange for all of the shares of Cargo Connection and Mid-Coast Common Shares tendered pursuant to
Section 4.1, Championlyte shall issue to the Cargo Connection and Mid-Coast shareholders a total of Championlyte common and preferred shares equal to seventy (70%) percent of Championlyte's issued, outstanding and diluted shares(such amount to include both common and preferred shares). Such shares shall be distributed between the shareholders of Cargo Connection and Mid-Coast as set forth on Schedule 4.2. Such shares are restricted in accordance with Rule 144 of the 1933 Securities Act.

      Section 4.3 Additional Consideration. As additional consideration, the Company shall also issue shares of Championlyte's preferred stock to Cargo Connection and Mid-Coast which are convertible into shares of Championlyte common stock so that in twelve (12) months from the Closing Date, Cargo Connection and Mid-Coast will own a total of eighty (80%) percent of the Championlyte outstanding shares of the Company at such time (including both common and preferred shares outstanding at 12 months from the Closing Date).

      Section 4.4 Events Prior to Closing. Upon execution hereof or as soon thereafter as practical, management of Championlyte, Cargo Connection and Mid-Coast shall execute, acknowledge and deliver (or shall cause to be executed, acknowledged and delivered) any and all certificates, opinions, financial statements, schedules, agreements, resolutions rulings or other instruments required by this Agreement to be so delivered, together with such other items as may be reasonably requested by the parties hereto and their respective legal counsel in order to effectuate or evidence the transactions contemplated hereby, subject only to the conditions to Closing referenced herein below.

      Section 4.5 Closing. The closing ("Closing") of the transactions contemplated by this Agreement shall be on or about May 10, 2005 ("Closing Date").

      Section 4.6 Termination.

      (a) This Agreement may be terminated by the board of directors or majority interest of Shareholders of either Championlyte, Cargo Connection or Mid-Coast, respectively, at any time prior to the Closing Date if:

            (i) there shall be any action or proceeding before any court or any governmental body which shall seek to restrain, prohibit or invalidate the transactions contemplated by this Agreement and which, in the judgment of such board of directors, made in good faith and based on the advice of its legal counsel, makes it inadvisable to proceed with the exchange contemplated by this Agreement; or

            (ii) any of the transactions contemplated hereby are disapproved by any regulatory authority whose approval is required to consummate such transactions.

      In the event of termination pursuant to this paragraph (a) of this Section 4.6, no obligation, right, or liability shall arise hereunder and each party shall bear all of the expenses incurred by it in connection with the negotiation, drafting and execution of this Agreement and the transactions herein contemplated.

      (b) This Agreement may be terminated at any time prior to the Closing Date by action of the board of directors of Championlyte if Cargo Connection or Mid-Coast shall fail to comply in any material respect with any of its covenants or agreements contained in this Agreement or if any of the representations or warranties of Cargo Connection and Mid-Coast contained herein shall be inaccurate in any material respect, which noncompliance or inaccuracy is not cured after 20 days written notice thereof is given to Cargo Connection and Mid-Coast. If this Agreement is terminated pursuant to this paragraph (b) of this Section 4.6, this Agreement shall be of no further force or effect and no obligation, right or liability shall arise hereunder.

      (c) This Agreement may be terminated at any time prior to the Closing Date by action of the board of directors of Cargo Connection and Mid-Coast if Championlyte shall fail to comply in any material respect with any of its covenants or agreements contained in this Agreement or if any of the representations or warranties of Championlyte contained herein shall be inaccurate in any material respect, which noncompliance or inaccuracy is not cured after 20 days written notice thereof is given to Championlyte. If this Agreement is terminated pursuant to this paragraph (d) of this
            Section 4.6, this Agreement shall be of no further force or effect and no obligation, right or liability shall arise hereunder.

      In the event of termination pursuant to paragraph (b) and (c) of this
Section 4.6, the breaching party shall bear all of the expenses incurred by the other party in connection with the negotiation, drafting and execution of this Agreement and the transactions herein contemplated.

      Section 4.7 Directors of Championlyte After Acquisition. Upon the Closing Date, all of the current directors of Championlyte shall resign and Jesse Dobrinsky and Scott Goodman shall be appointed to the Board of Directors of Championlyte and shall hold office until his successor shall have been duly elected and shall have qualified or until his earlier death, resignation or removal.

      Section 4.8 Officers of Championlyte. Upon the closing, all of the current officers of Championlyte shall resign and the following persons shall be elected as officers of Championlyte in accordance with procedures set forth in the Championlyte bylaws:

    NAME              OFFICE
    ----              ------

    Jesse Dobrinsky   President/Chief Executive Officer
    Scott Goodman     Chief Financial Officer/Chief Operating Officer/Secretary
    John Udell        Vice President

                                    ARTICLE V
                                SPECIAL COVENANTS

      Section 5.1 Access to Properties and Records. Prior to closing, Championlyte, Cargo Connection and Mid-Coast will each afford to the officers and authorized representatives of the other full access to the properties, books and records of each other, in order that each may have full opportunity to make such reasonable investigation as it shall desire to make of the affairs of the other and each will furnish the other with such additional financial and operating data and other information as to the business and properties of each other, as the other shall from time to time reasonably request.

      Section 5.2 Availability of Rule 144. Championlyte, Cargo Connection and Mid-Coast shareholders holding "restricted securities," as that term is defined in Rule 144 promulgated pursuant to the Securities Act will remain as "restricted securities". Championlyte is under no obligation to register such shares under the Securities Act, or otherwise. The stockholders of Championlyte, Cargo Connection and Mid-Coast holding restricted securities of Championlyte, Cargo Connection and Mid-Coast as of the date of this Agreement and their respective heirs, administrators, personal representatives, successors and assigns, are intended third party beneficiaries of the provisions set forth herein. The covenants set forth in this Section 5.2 shall survive the Closing and the consummation of the transactions herein contemplated.

      Section 5.3 Special Covenants and Representations Regarding the Championlyte Common Shares to be Issued in the Exchange. The consummation of this Agreement, including the issuance of the Championlyte Common Shares to the Shareholders of Cargo Connection and Mid-Coast as contemplated hereby, constitutes the offer and sale of securities under the Securities Act, and applicable state statutes. Such transaction shall be consummated in reliance on exemptions from the registration and prospectus delivery requirements of such statutes which depend, inter alia, upon the circumstances under which the Cargo Connection and Mid-Coast Shareholders acquire such securities.

      Section 5.4 Third Party Consents. Championlyte, Cargo Connection and Mid-Coast agree to cooperate with each other in order to obtain any required third party consents to this Agreement and the transactions herein contemplated.

      Section 5.5 Actions Prior and Subsequent to Closing.

(a) From and after the date of this Agreement until the Closing Date, except as permitted or contemplated by this Agreement, Championlyte, Cargo Connection and Mid-Coast will each use its best efforts to:

      (i) maintain and keep its properties in states of good repair and condition as at present, except for depreciation due to ordinary wear and tear and damage due to casualty;

      (ii) maintain in full force and effect insurance comparable in amount and in scope of coverage to that now maintained by it;

      (iii) perform in all material respects all of its obligations under material contracts, leases and instruments relating to or affecting its assets, properties and business;

(b) From and after the date of this Agreement until the Closing Date, Championlyte will not, without the prior consent of Cargo Connection and Mid-Coast:

      (i) except as otherwise specifically set forth herein, make any change in its articles of incorporation or bylaws;

      (ii) declare or pay any dividend on its outstanding Common Shares, except as may otherwise be required by law, or effect any stock split or otherwise change its capitalization, except as provided herein;

      (iii) enter into or amend any employment, severance or agreements or arrangements with any directors or officers;

      (iv) grant, confer or award any options, warrants, conversion rights or other rights not existing on the date hereof to acquire any Common Shares; or

      (v)   purchase or redeem any Common Shares.

      Section 5.6 Indemnification.

(a) Championlyte hereby agrees to indemnify Cargo Connection and Mid-Coast, each of the officers, agents and directors and current shareholders of Cargo Connection and Mid-Coast as of the Closing Date against any loss, liability, claim, damage or expense (including, but not limited to, any and all expense whatsoever reasonably incurred in investigating, preparing or defending against any litigation, commenced or threatened or any claim whatsoever), to which it or they may become subject to or rising out of or based on any inaccuracy appearing in or misrepresentation made in this Agreement. The indemnification provided for in this paragraph shall survive the Closing and consummation of the transactions contemplated hereby and termination of this Agreement; and

(b) Cargo Connection and Mid-Coast hereby agrees to indemnify Championlyte, each of the officers, agents, directors and current shareholders of Championlyte as of the Closing Date against any loss, liability, claim, damage or expense (including, but not limited to, any and all expense whatsoever reasonably incurred in investigating, preparing or defending against any litigation, commenced or threatened or any claim whatsoever), to which it or they may become subject arising out of or based on any inaccuracy appearing in or misrepresentation made in this Agreement. The indemnification provided for in this paragraph shall survive the Closing and consummation of the transactions contemplated hereby and termination of this Agreement.

                                   ARTICLE VI
                     CONDITIONS PRECEDENT TO OBLIGATIONS OF
                         CARGO CONNECTION AND MID-COAST

      The obligations of Championlyte under this Agreement are subject to the satisfaction, at or before the Closing Date, of the following conditions:

      Section 6.1 Accuracy of Representations. The representations and warranties made by Championlyte in this Agreement were true when made and shall be true at the Closing Date with the same force and effect as if such representations and warranties were made at the Closing Date (except for changes therein permitted by this Agreement), and Championlyte shall have performed or complied with all covenants and conditions required by this Agreement to be performed or complied with by Championlyte prior to or at the Closing. Cargo Connection and Mid-Coast shall be furnished with a certificate, signed by a duly authorized officer of Championlyte and dated the Closing Date, to the foregoing effect.

      Section 6.2 Director Approval. The Board of Directors of Championlyte shall have approved this Agreement and the transactions contemplated herein.

      Section 6.3 Officer's Certificate. Cargo Connection and Mid-Coast shall have been furnished with a certificate dated the Closing Date and signed by a duly authorized officer of Championlyte to the effect that: (a) the representations and warranties of Championlyte set forth in the Agreement and in all Exhibits, Schedules and other documents furnished in connection herewith are in all material respects true and correct as if made on the Effective Date; (b) Championlyte has performed all covenants, satisfied all conditions, and complied with all other terms and provisions of this Agreement to be performed, satisfied or complied with by it as of the Effective Date; (c) since such date and other than as previously disclosed to Cargo Connection and Mid-Coast, Championlyte has not entered into any material transaction other than transactions which are usual and in the ordinary course if its business; and (d) no litigation, proceeding, investigation or inquiry is pending or, to the best knowledge of Championlyte, threatened, which might result in an action to enjoin or prevent the consummation of the transactions contemplated by this Agreement or, to the extent not disclosed in the Championlyte Schedules, by or against Championlyte which might result in any material adverse change in any of the assets, properties, business or operations of Championlyte.

      Section 6.4 No Material Adverse Change. Prior to the Closing Date, there shall not have occurred any material adverse change in the financial condition, business or operations of nor shall any event have occurred which, with the lapse of time or the giving of notice, may cause or create any material adverse change in the financial condition, business or operations of Championlyte.

      Section 6.5 Other Items. Cargo Connection and Mid-Coast shall have received such further documents, certificates or instruments relating to the transactions contemplated hereby as Cargo Connection and Mid-Coast may reasonably request.

      Section 6.6 Private Placement Contribution. Prior to the Closing, Cargo Connection shall obtain $1,000,000 in financing pursuant to a Regulation D Rule 506 offering in the form of a convertible debenture. Such financing would be assigned to Championlyte as the parent company for Cargo Connection and would net the Company approximately $875,000. Cargo Connection would receive $500,000 to use as working capital and the remaining $375,000 would be used by Championlyte to pay off existing debt.

                                   ARTICLE VII
               CONDITIONS PRECEDENT TO OBLIGATIONS OF CHAMPIONLYTE

      The obligations of Cargo Connection and Mid-Coast under this Agreement are subject to the satisfaction, at or before the Closing date (unless otherwise indicated herein), of the following conditions:

      Section 7.1 Accuracy of Representations. The representations and warranties made by Cargo Connection and Mid-Coast in this Agreement were true when made and shall be true as of the Closing Date (except for changes therein permitted by this Agreement) with the same force and effect as if such representations and warranties were made at and as of the Closing Date, Cargo Connection and Mid-Coast shall have performed and complied with all covenants and conditions required by this Agreement to be performed or complied with by Cargo Connection and Mid-Coast prior to or at the Closing. Championlyte shall have been furnished with a certificate, signed by a duly authorized executive officers of Cargo Connection and Mid-Coast and dated the Closing Date, to the foregoing effect.

      Section 7.2 Director Approval. The Board of Directors of Cargo Connection and Mid-Coast shall have approved this Agreement and the transactions contemplated herein.

      Section 7.3 Officer's Certificate. Championlyte shall be furnished with a certificate dated the Closing date and signed by a duly authorized officers of Cargo Connection and Mid-Coast to the effect that: (a) the representations and warranties of Cargo Connection and Mid-Coast set forth in the Agreement and in all Exhibits, Schedules and other documents furnished in connection herewith are in all material respects true and correct as if made on the Effective Date; and
(b) Cargo Connection and Mid-Coast had performed all covenants, satisfied all conditions, and complied with all other terms and provisions of the Agreement to be performed, satisfied or complied with by it as of the Effective Date.

      Section 7.4 No Material Adverse Change. Prior to the Closing Date, there shall not have occurred any material adverse change in the financial condition, business or operations of nor shall any event have occurred which, with the lapse of time or the giving of notice, may cause or create any material adverse change in the financial condition, business or operations of Cargo Connection and Mid-Coast.

      Section 7.5 Private Placement Contribution. As set forth in Section 6.6, Championlyte shall obtain $1,000,000 prior to the Closing. Cargo Connection and Mid-Coast shall contribute a total of one hundred ($100,000) to the private placement in the form of a convertible debenture.

                                  ARTICLE VIII
                                  MISCELLANEOUS

      Section 8.1 Brokers and Finders. Each party hereto hereby represents and warrants that it is under no obligation, express or implied, to pay certain finders in connection with the bringing of the parties together in the negotiation, execution, or consummation of this Agreement. The parties each agree to indemnify the other against any claim by any third person for any commission, brokerage or finder's fee or other payment with respect to this Agreement or the transactions contemplated hereby based on any alleged agreement or understanding between the indemnifying party and such third person, whether express or implied from the actions of the indemnifying party.

      Section 8.2 Law, Forum and Jurisdiction. This Agreement shall be construed and interpreted in accordance with the laws of the State of Florida, United States of America.

      Section 8.3 Notices. Any notices or other communications required or permitted hereunder shall be sufficiently given if personally delivered to it or sent by registered mail or certified mail, postage prepaid, or by prepaid telegram addressed as follows:


         If to Championlyte :            3450 Park Central Blvd.
                                         N. Pompano Beach, Florida 33064

         If to Cargo Connection and      600 Bayview Avenue
         Mid-Coast:                      Inwood, New York 11096

or such other addresses as shall be furnished in writing by any party in the manner for giving notices hereunder, and any such notice or communication shall be deemed to have been given as of the date so delivered, mailed or telegraphed.

      Section 8.4 Attorneys' Fees. In the event that any party institutes any action or suit to enforce this Agreement or to secure relief from any default hereunder or breach hereof, the breaching party or parties shall reimburse the non-breaching party or parties for all costs, including reasonable attorneys' fees, incurred in connection therewith and in enforcing or collecting any judgment rendered therein.

      Section 8.5 Confidentiality. Each party hereto agrees with the other party that, unless and until the transactions contemplated by this Agreement have been consummated, they and their representatives will hold in strict confidence all data and information obtained with respect to another party or any subsidiary thereof from any representative, officer, director or employee, or from any books or records or from personal inspection, of such other party, and shall not use such data or information or disclose the same to others, except: (i) to the extent such data is a matter of public knowledge or is required by law to be published; and (ii) to the extent that such data or information must be used or disclosed in order to consummate the transactions contemplated by this Agreement.

      Section 8.6 Schedules; Knowledge. Each party is presumed to have full knowledge of all information set forth in the other party's schedules delivered pursuant to this Agreement.

      Section 8.7 Third Party Beneficiaries. This contract is solely between Championlyte, Cargo Connection and Mid-Coast and except as specifically provided, no director, officer, stockholder, employee, agent, independent contractor or any other person or entity shall be deemed to be a third party beneficiary of this Agreement.

      Section 8.8 Entire Agreement. This Agreement represents the entire agreement between the parties relating to the subject matter hereof. This Agreement alone fully and completely expresses the agreement of the parties relating to the subject matter hereof. There are no other courses of dealing, understanding, agreements, representations or warranties, written or oral, except as set forth herein. This Agreement may not be amended or modified, except by a written agreement signed by all parties hereto.

      Section 8.9 Survival; Termination. The representations, warranties and covenants of the respective parties shall survive the Closing Date and the consummation of the transactions herein contemplated for 18 months.

      Section 8.10 Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which taken together shall be but a single instrument.

      Section 8.11 Amendment or Waiver. Every right and remedy provided herein shall be cumulative with every other right and remedy, whether conferred herein, at law, or in equity, and may be enforced concurrently herewith, and no waiver by any party of the performance of any obligation by the other shall be construed as a waiver of the same or any other default then, theretofore, or thereafter occurring or existing. At any time prior to the Closing Date, this Agreement may be amended by a writing signed by all parties hereto, with respect to any of the terms contained herein, and any term or condition of this Agreement may be waived or the time for performance hereof may be extended by a writing signed by the party or parties for whose benefit the provision is intended.

      Section 8.12 Expenses. Each party herein shall bear all of their respective cost s and expenses incurred in connection with the negotiation of this Agreement and in the consummation of the transactions provided for herein and the preparation thereof.

      Section 8.13 Headings; Context. The headings of the sections and paragraphs contained in this Agreement are for convenience of reference only and do not form a part hereof and in no way modify, interpret or construe the meaning of this Agreement.

      Section 8.14 Benefit. This Agreement shall be binding upon and shall inure only to the benefit of the parties hereto, and their permitted assigns hereunder. This Agreement shall not be assigned by any party without the prior written consent of the other party.

      Section 8.15 Public Announcements. Except as may be required by law, neither party shall make any public announcement or filing with respect to the transactions provided for herein without the prior consent of the other party hereto.

      Section 8.16 Severability. In the event that any particular provision or provisions of this Agreement or the other agreements contained herein shall for any reason hereafter be determined to be unenforceable, or in violation of any law, governmental order or regulation, such unenforceability or violation shall not affect the remaining provisions of such agreements, which shall continue in full force and effect and be binding upon the respective parties hereto.

      Section 8.17 Failure of Conditions; Termination. In the event of any of the conditions specified in this Agreement shall not be fulfilled on or before the Closing Date, either of the parties have the right either to proceed or, upon prompt written notice to the other, to terminate and rescind this Agreement. In such event, the party that has failed to fulfill the conditions specified in this Agreement will be liable for the other party's legal fees. The election to proceed shall not affect the right of such electing party reasonably to require the other party to continue to use its efforts to fulfill the unmet conditions.

      Section 8.18 No Strict Construction. The language of this Agreement shall be construed as a whole, according to its fair meaning and intendment, and not strictly for or against either party hereto, regardless of who drafted or was principally responsible for drafting the Agreement or terms or conditions hereof.

      Section 8.19 Execution Knowing and Voluntary. In executing this Agreement, the parties severally acknowledge and represent that each: (a) has fully and carefully read and considered this Agreement; (b) has been or has had the opportunity to be fully informed by its attorneys of the legal effect and meaning of this document and all terms and conditions hereof; (c) is executing this Agreement voluntarily, free from any influence, coercion or duress of any kind.

      Section 8.20 Amendment. At any time after the Closing Date, this Agreement may be amended by a writing signed by both parties, with respect to any of the terms contained herein, and any term or condition of this Agreement may be waived or the time for performance hereof may be extended by a writing signed by the party or parties for whose benefit the provision is intended.

      IN WITNESS WHEREOF, the corporate parties hereto have caused this Agreement to be executed by their respective officers, hereunto duly authorized, and entered into as of the date first above written.


ATTEST:                                     CHAMPIONLYTE HOLDINGS, INC.


                                            By: /s/ David Goldberg
------------------------------                  --------------------------------


ATTEST:                                     CARGO CONNECTION LOGISTICS CORP.


/s/ Scott Goodman                           By: /s/ Jesse Dobrinsky
------------------------------                  --------------------------------



ATTEST:                                     MID-COAST MANAGEMENT, INC.


/s/ Scott Goodman                           By: /s/ Jess Dobrinsky
------------------------------------            --------------------------------


                                            CARGO CONNECTION SHAREHOLDERS

                                            /s/ Jess Dobrinsky
                                            ------------------------------------

                                            /s/ Scott Goodman
                                            ------------------------------------

                                            /s/ John Udell
                                            ------------------------------------

                                            /s/ Jay Finklestein
                                            ------------------------------------


                                            MID-COAST SHAREHOLDERS

                                            /s/ Jess Dobrinsky
                                            ------------------------------------

                                            /s/ Scott Goodman
                                            ------------------------------------

                                            /s/ John Udell
                                            ------------------------------------